UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

PERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

Effective July 31, 2013, the Fund seeks total return. Prior to July 31, 2013, the Fund followed a different investment objective and strategies under the name “Permal Tactical Allocation Fund.” The Fund was managed as a tactical asset allocation program and sought to provide total return in excess of a traditional 60/30/10 (equity/fixed income/cash) portfolio over the medium term.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Permal Alternative Core Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

At its May 2013 meeting, the Board of Trustees of Legg Mason Partners Equity Trust approved changes to the Fund’s name, investment objective, investment policies and strategies, and performance benchmark. All of these changes became effective on July 31, 2013. These changes increase the Fund’s allocation to alternative investments, potentially reducing the Fund’s allocations to equity and fixed income investments, and also broaden the investment universe to offer the portfolio managers a wider selection of investment choices. The Fund’s increased allocations to alternative investments subject the Fund to the risks of those investments, such as derivatives risk, currency transactions risk, leverage risk and real assets risk. For more information regarding these changes, please see the Fund’s prospectus.

II	Permal Alternative Core Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

Permal Alternative Core Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Permal Alternative Core Fund

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Permal Alternative Core Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market

VI	Permal Alternative Core Fund

generated strong results during the reporting period. As 2013 began, there were concerns about the “fiscal cliff” and its potential impact on the economy. While this and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the first five months of the reporting period. The market then experienced a modest setback in June 2013, due to concerns related to the tapering of the Fed’s asset purchase program. However, for the six months ended June 30, 2013, the S&P 500 Indexvi gained 13.82%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended June 30, 2013, with the Russell 2000 Indexvii gaining 15.86%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii, returned 13.91% and the Russell Midcap Indexix returned 15.45%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 12.23% and 15.78%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxii posted a positive return but underperformed the S&P 500 Index during the six months ended June 30, 2013, gaining 4.10%. Emerging market equities, in contrast, produced very weak results, as the MSCI Emerging Markets Indexxiii fell 9.57%. Emerging market equities performed poorly given weakening global growth, concerns regarding China’s ability to orchestrate a “soft landing “for its economy, generally falling commodity prices and rising U.S. interest rates.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationxiv Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexxv fell 2.44%.

Permal Alternative Core Fund	VII

Investment commentary (cont’d)

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxvi, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvii fell 8.22% over the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Class A shares of Permal Alternative Core Fund, excluding sales charges, returned 3.24%. The Fund’s unmanaged benchmarks, the MSCI World Indexxviii (Gross), the Barclays U.S. Aggregate Index and the Citigroup 3-Month U.S. Treasury Bill Indexxix, returned 8.79%, -2.44% and 0.03%, respectively, for the same period. The 60/30/10 Composite Indexxx returned 4.47% for the same period. The Lipper Global Flexible Portfolio Funds Category Average1 returned 0.80% over the same time frame.

Performance Snapshot* as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Permal Alternative Core Fund:
Class A	3.24%
Class C	2.82%
Class FI	3.24%
Class I	3.31%
Class IS	3.31%
MSCI World Index (Gross)	8.79%
Barclays U.S. Aggregate Index	-2.44%
Citigroup 3-Month U.S. Treasury Bill Index	0.03%
60/30/10 Composite Index	4.47%
Lipper Global Flexible Portfolio Funds Category Average[1]	0.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 496 funds in the Fund’s Lipper category, and excluding sales charges.

VIII	Permal Alternative Core Fund

have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on Permal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

*Prior to July 31, 2013, the Fund followed a different investment objective and investment policies and strategies under the name “Permal Tactical Allocation Fund.” Effective July 31, 2013, the Fund compares its performance to a composite index consisting of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index to be more in line with the Fund’s new investment policies.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 31, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.12%, 2.84%, 2.18%, 1.83% and 1.92%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets is not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. Acquired fund fees and expenses are subject to these arrangements. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, you

Permal Alternative Core Fund	IX

Investment commentary (cont’d)

will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds which are highly speculative investments that may employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. Investments by the Fund in an underlying fund that invests in real assets involve a high degree of risk, including significant financial, operating, and competitive risks. Real assets include properties, natural resources, commodities and infrastructure assets. Investments in real estate investment trusts (REITs) expose the Fund to risks similar to investing directly in real estate, including fluctuating property values, changes in interest rates and other mortgage-related risks. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Please see the prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

X	Permal Alternative Core Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

ix

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xvi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xviii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xix	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

xx

The 60/30/10 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross), 30% Barclays U.S. Aggregate Index and 10% Citigroup 3-Month U.S. Treasury Bill Index.

Permal Alternative Core Fund	XI

Fund at a glance (unaudited)

Permal Alternative Core Fund Breakdown† (%) as of — June 30, 2013

Investments in Underlying Funds

% of Total Long-Term Investments	Top 5 Sectors
6.8 Vanguard Specialized Funds—Vanguard Dividend Appreciation Index Fund, ETF Shares	Consumer Goods Industrials Consumer Services Oil & Gas Health Care
5.0 Legg Mason Partners Equity Trust—ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials
4.9 SPDR Series Trust—SPDR S&P Pharmaceuticals ETF	Pharmaceuticals
4.8 The Royce Fund—Royce Special Equity Fund, Institutional Class Shares	Consumer Discretionary Industrials Information Technology Materials Consumer Staples
4.6 iShares, Inc.—iShares MSCI Japan Index Fund	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
4.6 The Select Sector SPDR Trust—The Financial Select Sector SPDR Fund	Financials
4.6 John Hancock Funds II—John Hancock Currency Strategies Fund, Class R6 Shares	U.S. Government Cash & Cash Equivalents Forwards
4.6 AQR Funds—AQR Managed Futures Strategy Fund, Class I Shares	Fixed Income Currencies Commodities Equities
4.5 The Select Sector SPDR Trust—The Technology Select Sector SPDR Fund	Technology
4.3 John Hancock Funds II—Global Absolute Return Strategies Fund, Class R6 Shares	Equities Time Deposits U.S. Government Corporate Bonds Foreign Government Obligations
4.2 Legg Mason Global Asset Management Trust-Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds Corporate Bonds & Notes U.S. Government & Agency Obligations Municipal Bonds Collateralized Mortgage Obligations

†	Subject to change at any time.

Permal Alternative Core Fund 2013 Semi-Annual Report	1

Fund at a glance (unaudited) (cont’d)

Permal Alternative Core Fund Breakdown† (%) as of — June 30, 2013

% of Total Long-Term Investments	Top 5 Sectors
4.0 BH Macro Ltd.—USD Shares	Interest Rates Currencies Equities Credit
2.9 JPMorgan Alerian MLP Index ETN	Energy MLP
2.8 First Trust Energy Infrastructure Fund	Pipelines Electric Power Propane Coal Marine
2.5 The Africa Emerging Markets Fund, Class A Shares	Financials Consumer Staples Materials Telecommunication Services Industrials
2.3 Third Point Offshore Investors Ltd.	Long/Short Equity Credit Macro
2.2 The Select Sector SPDR Trust—The Utilities Select Sector SPDR Fund	Utilities
2.2 iShares Trust—iShares Dow Jones U.S. Oil Equipment & Services Index Fund	Oil Equipment & Services S-T Securities
2.2 Vanguard International Equity Index Funds—Vanguard Emerging Markets Stock Index Fund, FTSE Emerging Markets ETF Shares	Financials Oil & Gas Consumer Goods Industrials Telecommunications
2.2 ProShares UltraShort 20+ Year Treasury	U.S. Treasury Bonds
2.1 iShares Trust—iShares Dow Jones U.S. Home Construction Index Fund	Home Construction Building Materials & Fixtures Home Improvement Retailers Furnishings S-T Securities
2.1 Ashmore Emerging Markets Total Return Fund, Institutional Class Shares	Soverign Local Currency EM Debt Corporate EM Debt Soverign External Currency EM Debt
2.0 Morgan Stanley China A Share Fund, Inc.	Financials Consumer Goods Health Care Industrials Consumer Services
2.0 Market Vectors ETF Trust—Gold Miners ETF	Gold Mining
1.8 Market Vectors ETF Trust—Junior Gold Miners ETF	Gold Mining
0.9 ETFS Palladium Trust—ETFS Physical Palladium Shares	Paladium
0.9 ETFS Platinum Trust—ETFS Physical Platinum Shares	Platinum
0.5 Legg Mason Partners Institutional Trust—Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	U.S. Treasury Bills U.S. Treasury Notes
Common Stocks
11.5 Real Estate Investment Trusts (REITs)

†	Subject to change at any time.

2	Permal Alternative Core Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	3.24%	$1,000.00	$1,032.40	1.09%	$5.49	Class A	5.00%	$1,000.00	$1,019.39	1.09%	$5.46
Class C	2.82	1,000.00	1,028.20	1.84	9.25	Class C	5.00	1,000.00	1,015.67	1.84	9.20
Class FI	3.24	1,000.00	1,032.40	1.09	5.49	Class FI	5.00	1,000.00	1,019.39	1.09	5.46
Class I	3.31	1,000.00	1,033.10	0.84	4.23	Class I	5.00	1,000.00	1,020.63	0.84	4.21
Class IS	3.31	1,000.00	1,033.10	0.84	4.23	Class IS	5.00	1,000.00	1,020.63	0.84	4.21

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Permal Alternative Core Fund 2013 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

June 30, 2013

Permal Alternative Core Fund

Description	Shares	Value
Investments in Underlying Funds — 80.2%
AQR Funds — AQR Managed Futures Strategy Fund, Class I Shares	395,957	$4,003,125	(a)
Ashmore Emerging Markets Total Return Fund, Institutional Class Shares	193,984	1,825,385	(a)
BH Macro Ltd., USD Shares	169,289	3,521,211	*
ETFS Palladium Trust — ETFS Physical Palladium Shares	12,500	808,125	*
ETFS Platinum Trust — ETFS Physical Platinum Shares	5,700	747,270	*
First Trust Energy Infrastructure Fund	100,819	2,400,500
iShares Trust:
iShares Dow Jones U.S. Home Construction Index Fund	82,730	1,851,497
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	34,173	1,937,609
iShares, Inc. — iShares MSCI Japan Index Fund	361,508	4,056,120
John Hancock Funds II:
Global Absolute Return Strategies Fund, Class R6 Shares	343,297	3,724,773
John Hancock Currency Strategies Fund, Class R6 Shares	388,493	4,005,367	*
JPMorgan Alerian MLP Index ETN	54,047	2,523,454
Legg Mason Global Asset Management Trust — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	335,799	3,703,860	(b)
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	26,113	4,370,490	*(b)
Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	476,665	476,665	(b)
Market Vectors ETF Trust:
Gold Miners ETF	71,112	1,735,844
Junior Gold Miners ETF	169,294	1,550,733
Morgan Stanley China A Share Fund, Inc.	91,075	1,749,551	*
ProShares UltraShort 20+ Year Treasury	25,909	1,876,589	*
SPDR Series Trust — SPDR S&P Pharmaceuticals ETF	60,688	4,277,897
The Africa Emerging Markets Fund, Class A Shares	75,782	2,148,420
The Royce Fund — Royce Special Equity Fund, Institutional Class Shares	177,552	4,195,559	(b)
The Select Sector SPDR Trust:
The Financial Select Sector SPDR Fund	205,645	4,008,021
The Technology Select Sector SPDR Fund	128,500	3,930,815
The Utilities Select Sector SPDR Fund	52,129	1,961,614
Third Point Offshore Investors Ltd.	141,697	1,964,629
Vanguard International Equity Index Funds — Vanguard Emerging Markets Stock Index Fund, FTSE Emerging Markets ETF Shares	48,978	1,899,367
Vanguard Specialized Funds — Vanguard Dividend Appreciation Index Fund, ETF Shares	89,219	5,906,298
Total Investments In Underlying Funds (Cost — $72,380,856)		77,160,788

See Notes to Consolidated Financial Statements.

4	Permal Alternative Core Fund 2013 Semi-Annual Report

Permal Alternative Core Fund

Description			Shares	Value
Common Stocks — 10.4%
Financials — 10.4%
Real Estate Investment Trusts (REITs) — 10.4%
Chimera Investment Corp.			320,077	$960,231
Colony Financial Inc.			70,988	1,411,951
MFA Financial Inc.			113,115	955,822
NorthStar Realty Finance Corp.			167,564	1,524,832
RAIT Financial Trust			126,747	953,138
Resource Capital Corp.			156,428	962,032
Silver Bay Realty Trust Corp.			57,014	944,152
Starwood Property Trust Inc.			57,612	1,425,897
Two Harbors Investment Corp.			90,533	927,963
Total Common Stocks (Cost — $9,336,814)				10,066,018
Total Investments before Short-Term Investments (Cost — $81,717,670)				87,226,806

	Rate	Maturity Date	Face Amount
Short-Term Investments — 8.3%
Repurchase Agreements — 8.3%
State Street Bank & Trust Co. repurchase agreement dated 6/28/13; Proceeds at maturity—$7,962,007; (Fully collateralized by U.S. Treasury Notes, 0.875% due 4/30/17; Market Value—$8,126,185) (Cost—$7,962,000)	0.010%	7/1/13	$7,962,000	7,962,000
Total Investments — 98.9% (Cost — $89,679,670#)				95,188,806
Other Assets in Excess of Liabilities — 1.1%				1,048,899
Total Net Assets — 100.0%				$96,237,705

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Underlying Fund is affiliated with Legg Mason, Inc. and more information about the Underlying Fund is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ETF	— Exchange Traded Fund
ETN	— Exchange Traded Note
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Semi-Annual Report	5

Consolidated statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments in unaffiliated Underlying Funds and investments, at cost	$80,533,301
Investments in affiliated Underlying Funds, at cost	9,146,369
Investments in unaffiliated Underlying Funds and investments, at value	82,442,232
Investments in affiliated Underlying Funds, at value	12,746,574
Cash	8,374
Unrealized appreciation on forward foreign currency contracts	467,029
Receivable for unaffiliated Underlying Funds sold	329,432
Receivable for Fund shares sold	285,166
Dividends and interest receivable	241,300
Receivable for affiliated Underlying Funds sold	226
Prepaid expenses	46,168
Total Assets	96,566,501

Liabilities:
Payable for Fund shares repurchased	110,860
Service and/or distribution fees payable	36,923
Investment management fee payable	32,664
Payable for unaffiliated Underlying Funds purchased	20,956
Payable for affiliated Underlying Funds purchased	16,379
Trustees’ fees payable	3
Accrued expenses	111,011
Total Liabilities	328,796
Total Net Assets	$96,237,705

Net Assets:
Par value (Note 7)	$64
Paid-in capital in excess of par value	87,960,185
Overdistributed net investment income	(1,453,346)
Accumulated net realized gain on Underlying Funds, investments, capital gain distributions from Underlying Funds and foreign currency transactions	3,754,637
Net unrealized appreciation on Underlying Funds, investments and foreign currencies	5,976,165
Total Net Assets	$96,237,705

See Notes to Consolidated Financial Statements.

6	Permal Alternative Core Fund 2013 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited) (cont’d)

June 30, 2013

Shares Outstanding:
Class A	1,020,476
Class C	2,712,148
Class FI	6,651
Class I	2,672,116
Class IS	6,413

Net Asset Value:
Class A (and redemption price)	$15.01
Class C*	$14.99
Class FI (and redemption price)	$14.99
Class I (and redemption price)	$15.00
Class IS (and redemption price)	$15.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.93

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Semi-Annual Report	7

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Income distributions from unaffiliated Underlying Funds and investments	$1,050,806
Income distributions from affiliated Underlying Funds	137,150
Interest	281
Total Investment Income	1,188,237

Expenses:
Investment management fee (Note 2)	321,542
Service and/or distribution fees (Notes 2 and 5)	226,985
Transfer agent fees (Note 5)	60,833
Registration fees	37,216
Legal fees	25,532
Audit and tax	18,654
Shareholder reports	16,567
Custody fees	14,242
Fund accounting fees	4,975
Trustees’ fees	3,802
Insurance	1,634
Miscellaneous expenses	3,735
Total Expenses	735,717
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(93,297)
Net Expenses	642,420
Net Investment Income	545,817

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Capital Gain Distributions From Underlying Funds and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Sale of affiliated Underlying Funds	1,856,401
Sale of unaffiliated Underlying Funds and investments	815,770
Capital gain distributions from affiliated Underlying Funds	37,226
Capital gain distributions from REITs	41,915
Foreign currency transactions	830,290
Net Realized Gain	3,581,602
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Underlying Funds and Investments	(572,915)
Affiliated Underlying Funds	(722,930)
Foreign currencies	229,039
Change in Net Unrealized Appreciation (Depreciation)	(1,066,806)
Net Gain on Underlying Funds, Investments, Capital Gain Distributions from Underlying Funds and Foreign Currency Transactions	2,514,796
Increase in Net Assets From Operations	$3,060,613

See Notes to Consolidated Financial Statements.

8	Permal Alternative Core Fund 2013 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$545,817	$1,763,658
Net realized gain	3,581,602	1,668,876
Change in net unrealized appreciation (depreciation)	(1,066,806)	8,167,123
Increase in Net Assets From Operations	3,060,613	11,599,657

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(450,056)	(2,600,009)
Net realized gains	(1,234,564)	(377,681)
Decrease in Net Assets From Distributions to Shareholders	(1,684,620)	(2,977,690)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	8,904,606	17,616,471
Reinvestment of distributions	1,073,498	1,953,327
Cost of shares repurchased	(12,939,699)	(48,283,091)
Decrease in Net Assets From Fund Share Transactions	(2,961,595)	(28,713,293)
Decrease in Net Assets	(1,585,602)	(20,091,326)

Net Assets:
Beginning of period	97,823,307	117,914,633
End of period*	$96,237,705	$97,823,307
* Includes overdistributed net investment income of:	$(1,453,346)	$(1,549,107)

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Semi-Annual Report	9

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009[3]

Net asset value, beginning of period	$14.79	$13.72	$14.69	$13.66	$11.40

Income (loss) from operations:
Net investment income	0.10	0.26 [4]	0.30 [4]	0.24 [4]	0.28	[4]
Net realized and unrealized gain (loss)	0.38	1.30	(0.97)	1.15	2.24
Total income (loss) from operations	0.48	1.56	(0.67)	1.39	2.52

Less distributions from:
Net investment income	(0.07)	(0.44)	(0.30)	(0.34)	(0.20)
Net realized gains	(0.19)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.26)	(0.49)	(0.30)	(0.36)	(0.26)

Net asset value, end of period	$15.01	$14.79	$13.72	$14.69	$13.66
Total return[5]	3.24%	11.41%	(4.58)%	10.19%	21.76%[6]

Net assets, end of period (000s)	$15,312	$17,164	$20,408	$16,492	$17,548

Ratios to average net assets:
Gross expenses[7]	1.31%[8]	1.33%	1.26%	1.61%	7.61%[8]
Net expenses[7,9,10,11]	1.09 [8]	1.02	1.05	1.13	1.16	[8]
Net investment income	1.30 [8]	1.80 [4]	2.06 [4]	1.71 [4]	2.89	[4,8]

Portfolio turnover rate	48%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.08%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

10	Permal Alternative Core Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009[3]

Net asset value, beginning of period	$14.83	$13.75	$14.71	$13.68	$11.40

Income (loss) from operations:
Net investment income	0.04	0.17 [4]	0.21 [4]	0.18 [4]	0.28	[4]
Net realized and unrealized gain (loss)	0.38	1.27	(0.98)	1.10	2.15
Total income (loss) from operations	0.42	1.44	(0.77)	1.28	2.43

Less distributions from:
Net investment income	(0.07)	(0.31)	(0.19)	(0.23)	(0.09)
Net realized gains	(0.19)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.26)	(0.36)	(0.19)	(0.25)	(0.15)

Net asset value, end of period	$14.99	$14.83	$13.75	$14.71	$13.68
Total return[5]	2.82%	10.63%	(5.28)%	9.36%	21.03%[6]

Net assets, end of period (000s)	$40,646	$40,887	$45,602	$31,874	$8,452

Ratios to average net assets:
Gross expenses[7]	2.03%[8]	2.05%	2.02%	2.27%	5.49%[8]
Net expenses[7,9,10,11]	1.84 [8]	1.77	1.80	1.88	1.91	[8]
Net investment income	0.57 [8]	1.14 [4]	1.47 [4]	1.33 [4]	2.91	[4,8]

Portfolio turnover rate	48%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 21.35%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements was, if any, less than 0.01%.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Semi-Annual Report	11

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2013[2]	2012	2011	2010	2009[3]

Net asset value, beginning of period	$14.78	$13.71	$14.68	$13.65	$11.40

Income (loss) from operations:
Net investment income	0.10	0.28 [4]	0.27 [4]	0.23 [4]	0.23	[4]
Net realized and unrealized gain (loss)	0.37	1.28	(0.94)	1.16	2.28
Total income (loss) from operations	0.47	1.56	(0.67)	1.39	2.51

Less distributions from:
Net investment income	(0.07)	(0.44)	(0.30)	(0.34)	(0.20)
Net realized gains	(0.19)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.26)	(0.49)	(0.30)	(0.36)	(0.26)

Net asset value, end of period	$14.99	$14.78	$13.71	$14.68	$13.65
Total return[5]	3.24%	11.39%	(4.58)%	10.20%	21.67%[6]

Net assets, end of period (000s)	$100	$96	$90	$134	$122

Ratios to average net assets:
Gross expenses[7]	1.39%[8]	1.39%	1.41%	1.73%	10.04%[8]
Net expenses[7,9,10,11]	1.09 [8]	1.02	1.06	1.13	1.15	[8]
Net investment income	1.32 [8]	1.90 [4]	1.86 [4]	1.67 [4]	2.39	[4,8]

Portfolio turnover rate	48%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 21.99%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

12	Permal Alternative Core Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009[3]

Net asset value, beginning of period	$14.77	$13.70	$14.67	$13.64	$11.40

Income (loss) from operations:
Net investment income	0.12	0.30 [4]	0.34 [4]	0.33 [4]	0.36	[4]
Net realized and unrealized gain (loss)	0.37	1.30	(0.98)	1.10	2.17
Total income (loss) from operations	0.49	1.60	(0.64)	1.43	2.53

Less distributions from:
Net investment income	(0.07)	(0.48)	(0.33)	(0.38)	(0.23)
Net realized gains	(0.19)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.26)	(0.53)	(0.33)	(0.40)	(0.29)

Net asset value, end of period	$15.00	$14.77	$13.70	$14.67	$13.64
Total return[5]	3.31%	11.72%	(4.35)%	10.48%	21.89%[6]

Net assets, end of period (000s)	$40,084	$39,583	$51,732	$44,012	$8,608

Ratios to average net assets:
Gross expenses[7]	1.02%[8]	1.04%	0.97%	1.19%	6.16%[8]
Net expenses[7,9,10,11]	0.84 [8]	0.77	0.80	0.88	0.91	[8]
Net investment income	1.56 [8]	2.02 [4]	2.30 [4]	2.36 [4]	3.75	[4,8]

Portfolio turnover rate	48%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.21%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Semi-Annual Report	13

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012	2011	2010	2009[3]

Net asset value, beginning of period	$14.77	$13.70	$14.67	$13.64	$11.40

Income (loss) from operations:
Net investment income	0.12	0.31 [4]	0.31 [4]	0.27 [4]	0.25	[4]
Net realized and unrealized gain (loss)	0.37	1.29	(0.95)	1.16	2.28
Total income (loss) from operations	0.49	1.60	(0.64)	1.43	2.53

Less distributions from:
Net investment income	(0.07)	(0.48)	(0.33)	(0.38)	(0.23)
Net realized gains	(0.19)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.26)	(0.53)	(0.33)	(0.40)	(0.29)

Net asset value, end of period	$15.00	$14.77	$13.70	$14.67	$13.64
Total return[5]	3.31%	11.74%	(4.35)%	10.48%	21.88%[6]

Net assets, end of period (000s)	$96	$93	$83	$135	$122

Ratios to average net assets:
Gross expenses[7]	1.15%[8]	1.13%	1.16%	1.48%	9.79%[8]
Net expenses[7,9,10],11	0.84 [8]	0.77	0.81	0.88	0.90	[8]
Net investment income	1.57 [8]	2.15 [4]	2.08 [4]	1.92 [4]	2.63	[4,8]

Portfolio turnover rate	48%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.21%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

14	Permal Alternative Core Fund 2013 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Permal Alternative Core Fund (formerly Permal Tactical Allocation Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund may invest directly in fixed income, indexed or other performance-related instruments (including exchange-traded notes (“ETNs”)), equity securities, forwards and derivatives. However, while authorized to invest directly, most of the Fund’s long or short exposure to asset classes typically will be achieved indirectly through investments in a combination of intermediary securities such as open-end (including exchange-traded funds (“ETFs”)), and closed-end funds as well as funds that are commonly referred to as hedge funds.

Effective July 31, 2013, the Fund’s investment guidelines were revised to increase the Fund’s allocation to “alternative investments” as a percentage of total assets. Alternative investments may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The Fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The Fund may also employ various security, currency or commodity hedging strategies.

The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Core Fund, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are

Permal Alternative Core Fund 2013 Semi-Annual Report	15

Notes to consolidated financial statements (unaudited) (cont’d)

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available

16	Permal Alternative Core Fund 2013 Semi-Annual Report

market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in Underlying Funds	$71,332,278	$5,828,510	—	$77,160,788
Common stocks	10,066,018	—	—	10,066,018
Total long-term investments	$81,398,296	$5,828,510	—	$87,226,806
Short-term investments†	—	7,962,000	—	7,962,000
Total investments	$81,398,296	$13,790,510	—	$95,188,806
Other financial instruments:
Forward foreign currency contracts	—	$467,029	—	$467,029
Total	$81,398,296	$14,257,539	—	$95,655,835

†	See Consolidated Schedule of Investments for additional detailed categorizations.

For the six months ended June 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of reporting period. At June 30, 2013, securities value at $5,485,840 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were no longer applied.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase

Permal Alternative Core Fund 2013 Semi-Annual Report	17

Notes to consolidated financial statements (unaudited) (cont’d)

agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters nto a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either

18	Permal Alternative Core Fund 2013 Semi-Annual Report

delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Royalty trusts. The Fund may invest in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors.

(f) Fund of funds risk. Your cost of investing in the Fund, as fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such underlying fund at a time that is unfavorable to the Fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Permal Alternative Core Fund 2013 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited) (cont’d)

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

20	Permal Alternative Core Fund 2013 Semi-Annual Report

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal Asset Management, LLC. (“Permal”) and Legg Mason Global Asset Allocation, LLC (“LMGAA”) are the Fund’s subadvisers. Western Asset Management Company (“Western Asset”) manages the cash and short-term instruments. LMPFA, Permal, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except, in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For their services, LMPFA pays Permal and Western Asset an aggregate subadvisory fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

Permal Alternative Core Fund 2013 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

For its services, LMPFA pays LMGAA an annual rate of 0.05% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitations take into account the expenses of the Underlying Funds. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class of shares of each Underlying Fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the Underlying Funds.

In addition, the Fund indirectly pays management and/or administrative fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $93,297.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $2,533 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$1,690

22	Permal Alternative Core Fund 2013 Semi-Annual Report

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$44,828,961
Sales	54,241,794

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,528,001
Gross unrealized depreciation	(5,018,865)
Net unrealized appreciation	$5,509,136

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Bank of America N.A.	4,000,000	$5,208,370	9/18/13	$126,090
Japanese Yen	UBS AG	800,000,000	8,069,021	9/18/13	340,939
Net unrealized gain on open forward foreign currency contracts					$467,029

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$467,029

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Permal Alternative Core Fund 2013 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$817,922

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$229,039

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$1,320,452
Forward foreign currency contracts (to sell)	15,383,391

†	At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets & Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$467,029	–	$467,029

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets & Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$20,707	$12,525
Class C	206,152	25,463
Class FI	126	119
Class I	—	22,609
Class IS	—	117
Total	$226,985	$60,833

24	Permal Alternative Core Fund 2013 Semi-Annual Report

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$17,799
Class C	39,059
Class FI	153
Class I	36,137
Class IS	149
Total	$93,297

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$71,664	$494,619
Class C	185,761	853,705
Class FI	462	2,796
Class I	191,721	1,245,959
Class IS	448	2,930
Total	$450,056	$2,600,009

Net Realized Gains:
Class A	$195,615	$61,494
Class C	516,246	157,223
Class FI	1,260	306
Class I	520,229	158,355
Class IS	1,214	303
Total	$1,234,564	$377,681

7. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	46,172	$714,768	212,240	$3,114,657
Shares issued on reinvestment	16,060	244,915	35,192	513,610
Shares repurchased	(202,079)	(3,129,199)	(574,311)	(8,328,106)
Net decrease	(139,847)	$(2,169,516)	(326,879)	$(4,699,839)

Permal Alternative Core Fund 2013 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class C
Shares sold	206,121	$3,199,763	407,375	$5,916,790
Shares issued on reinvestment	37,361	569,003	55,986	817,884
Shares repurchased	(288,654)	(4,460,109)	(1,023,714)	(14,939,046)
Net decrease	(45,172)	$(691,343)	(560,353)	$(8,204,372)

Class FI
Shares sold	82	$1,249	284	$4,160
Shares issued on reinvestment	113	1,721	213	3,102
Shares repurchased	(40)	(620)	(536)	(7,555)
Net increase (decrease)	155	$2,350	(39)	$(293)

Class I
Shares sold	323,272	$4,988,826	590,332	$8,580,864
Shares issued on reinvestment	16,811	256,197	42,240	615,498
Shares repurchased	(347,856)	(5,349,771)	(1,727,745)	(25,008,384)
Net decrease	(7,773)	$(104,748)	(1,095,173)	$(15,812,022)

Class IS
Shares issued on reinvestment	109	1,662	222	3,233
Net increase	109	$1,662	222	$3,233

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the consolidated statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

26	Permal Alternative Core Fund 2013 Semi-Annual Report

Permal Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscone

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Legg Mason Global Asset Allocation, LLC

Permal Asset Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Permal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML011932 8/13 SR13-1986

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	August 23, 2013